UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/17/2009

Greer Bancshares Incorporated
(Exact name of registrant as specified in its charter)

Commission File Number:  000-33021

South Carolina	57-1126200
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1111 W. Poinsett Street
Greer, South Carolina 29650
(Address of principal executive offices, including zip code)

(864) 877-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On March 12, 2010, Greer Bancshares Incorporated, the parent company of Greer State Bank, issued a press release announcing its financial results for the period ended December 31, 2009. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 8.01.    Other Events

On December 17, 2009, the Board of Directors (the "Board") of the Greer Bancshares Incorporated (the "Company") scheduled the 2010 Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 13, 2010 at 3:00 p.m. Eastern Standard Time at the West Poinsett Street office of Greer State Bank at 1111 W. Poinsett Street, Greer, South Carolina 29650. The Board also set March 19, 2010 as the record date for determining the stockholders of the Company entitled to notice of and to vote at the Annual Meeting.

Item 9.01.    Financial Statements and Exhibits

(c)        Exhibits.
The following exhibit is furnished as part of this report:

Exhibit
Number                 Description
99.1                 Press Release dated March 12, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greer Bancshares Incorporated

Date: March 12, 2010	By:	/s/ Kenneth M. Harper
Kenneth M. Harper
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release dated March 12, 2010